Filed Pursuant to
Rule 497(e) under the
Securities Act of 1933


THE ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA
The Allegiance Variable Annuity


Supplement dated June 13, 1997
to the prospectus dated
May 1, 1997


The following information supersedes any contrary information contained in the section of the Fund's prospectus entitled "MANAGEMENT".

Robert J. Manning currently is responsible for managing the Alexander Hamilton High Yield Bond Fund's portfolio. Mr. Manning is a Senior Vice President of Massachusetts Financial Services Company ("MFS") and has been employed by MFS as a portfolio manager since 1984.